RGA

3Q22 Earnings Presentation

November 3, 2022

Reinsurance Group of America, Incorporated


THE SECURITY OF EXPERIENCE.
THE POWER OF INNOVATION.

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as ""believe," "expect," "anticipate," "may," "could," "intend," "intent," "belief," "estimate," "project," "plan," "predict," "foresee," "likely," "will" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's 2021 Annual Report on Form 10-K, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Third Quarter Financial Highlights

Strong Operating Performance	▪ Q3 adjusted operating income of **$5.20**[1] per diluted share ▪ Strong earnings from U.S. Traditional, Asia Traditional, U.S. Financial Solutions ▪ Trailing 12 months adjusted operating ROE of **7.9%**[1]; reflecting **3.9%**[2] of COVID-19 impacts[3] ▪ Strong organic new business activity; premiums up **10.1%**[4] on a constant currency basis
Balanced Capital Management	▪ Capital deployment of **$100 million** for the quarter into in-force and other transactions ▪ Total shareholder capital returns of **$79 million**: **$25 million** in share repurchases and **$54 million** in shareholder dividends ▪ Successful execution of subordinated debentures issuance ▪ Very attractive transaction pipelines; excess capital of **$1.3 billion**
Favorable Investment Results	▪ Higher new money rates of **5.35%** ▪ Higher non-spread yield excluding variable investment income ▪ Minimal impairments ▪ Well-positioned for a range of economic environments

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Tax effected at 24%.
[3] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[4] Excludes adverse net foreign currency effects of $160 million.

Consolidated Results

Adjusted operating EPS[1]

- Very strong operating performance
- Q3 2022 estimated COVID-19 impacts[2] of **$1.00**[3] per diluted share, **$4.21**[3] per diluted share year-to-date



$(1.11)
$5.20
$1.68
$11.46
3Q21
3Q22
2021 YTD
2022 YTD

Trailing 12 month adjusted operating ROE[1]

- Estimated COVID-19 impacts[2] of **3.9%**[3] on trailing 12 month adjusted operating ROE



2.1%
7.9%
3Q21
3Q22

Diverse source of earnings by product and geography

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

Q3 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	3Q22 Reported	3Q22 COVID-19 Impact[2]	3Q21 Reported	3Q21 COVID-19 Impact[2]
U.S. and Latin America Traditional	$196	$(52)	$(121)	$(233)
U.S. and Latin America Asset-Intensive	$72	-	$93	-
U.S. and Latin America Capital Solutions	$22	-	$22	-
Canada Traditional	$33	$(3)	$44	$(6)
Canada Financial Solutions	$4	-	-	-
EMEA Traditional	$1	$(5)	$(91)	$(80)
EMEA Financial Solutions	$49	-	$62	$4
APAC Traditional	$118	$(8)	$(96)	$(170)
APAC Financial Solutions	$13	$(21)	$25	-
Corporate & Other	$(56)	-	$(27)	-
Total	$452	$(89)	$(89)	$(485)

- **U.S. and Latin America:** Traditional results reflected favorable non-COVID-19 individual mortality experience and favorable Individual Health and Group results; COVID-19 claim costs were moderate; Asset-Intensive results reflected favorable overall experience
- **Canada:** Traditional and Financial Solutions results were in line with expectations
- **EMEA:** Traditional results reflected unfavorable mortality in the U.K. and moderate COVID-19 claim costs, partially offset by favorable results in other markets; Financial Solutions results reflected unfavorable client reporting adjustments
- **APAC:** Traditional results reflected overall favorable underwriting experience in Asia, small profit in Australia; Financial Solutions results reflected COVID-19 medical claim costs in Japan
- **Corporate:** Losses were greater than the quarterly average run rate due to higher general expenses and interest expense; on a year-to-date basis results were in line with expectations

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 3Q21 amounts include updated cause-of-death reporting and expense savings.

Q3 Premiums

Strong momentum

Premiums[1]	3Q22	3Q21	% Change
U.S. and Latin America Traditional	$1,640	$1,550	5.8%
U.S. and Latin America Asset-Intensive	$13	$14	-7.1%
Canada Traditional	$293	$289	1.2%
Canada Financial Solutions	$24	$22	9.1%
EMEA Traditional	$436	$432	0.9%
EMEA Financial Solutions	$112	$96	16.7%
APAC Traditional	$660	$626	5.4%
APAC Financial Solutions	$69	$65	6.2%
Total	$3,247	$3,094	4.9%



Premium Growth
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.1%
6.7%
8.8%
7.1%
3.8%
3.5%
7.0%
4.9%
9.4%
5.8%
2018
2019
2020
2021
3Q22 YTD
Reported
Constant Currency

- Quarterly premium growth of 4.9%, 10.1%[2] on a constant currency basis
- U.S. and Latin America reflects continued strong new business activity
- Canada Traditional reflected growth in new business; 5.2% growth on a constant currency basis
- EMEA Traditional reflected growth in new business across the region; 16.7% growth on a constant currency basis
- APAC Traditional reflected growth in several countries with premium growth of 13.4% on a constant currency basis

RGA

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $160 million.

Non-Spread Investment Results

Investment yield[1]

- Steady income supported by diversified portfolio, benefiting from higher investment yields
- Q3 variable investment income (VII) moderating after accelerated activity earlier in 2022

New money rate[2]

- New money rate rose to 5.35% in Q3 2022, primarily reflecting higher available market yields



Investment Yield1
6.00%
5.00%
4.00%
3.00%
4.95%
4.70%
5.29%
4.63%
4.40%
3.85%
3.78%
3.80%
3.96%
4.12%
3Q21
4Q21
1Q22
2Q22
3Q22
Reported
Excluding VII



New Money Rate2
6.00%
5.00%
4.00%
3.00%
3.70%
3.31%
3.81%
5.06%
5.35%
3Q21
4Q21
1Q22
2Q22
3Q22

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q3 equaled $34,579 million.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and FABN purchases.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income investments
- High quality diversified portfolio: over 93% investment grade
- CLO book value of $1.8 billion, 98% investment grade rated
- Consumer cyclical sector of corporate bonds book value of $2.0 billion, BBB+ average credit quality
- High yield rated fixed maturity securities are primarily BB rated

Asset Allocation[2]



$71.6B
65.7%
9.2%
8.6%
4.9%
5.2%
4.5%
1.7%
0.2%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
High Yield Bonds
Short-Term/Cash Equivalents
Other Invested Assets
Policy loans
Equity Securities

Fixed Maturity Securities Credit Rating[1,2]



$50.5B
59.6%
33.5%
5.6%
1.3%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g. "BBB" includes "BBB+", "BBB", and "BBB-").
[2] As of September 30, 2022.

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; robust infrastructure designed to protect value in times of stress
- Disciplined portfolio underwriting and resulting metrics provide significant downside support
  - Loan-to-value of less than 57%; significant borrower equity ahead of our investment
  - Debt service coverage average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
  - Average loan balance ~$9 million

Commercial Mortgage Investment by Property Type[1]



4.8%
2.2%
11.4%
34.8%
20.6%
$6.6B
26.2%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]



2.6%
1.1%
0.5%
26.9%
$6.6B
68.9%
CM1
CM2
CM3
CM4
CM7

Well-diversified by geography and property type

RGA

[1] As of September 30, 2022.

Capital and Liquidity

Capital

- Strong capital position; measured growth over time
- Excess capital position of $1.3 billion at Q3 2022



$ in billions
$10.6
$11.4
$12.6
$13.0
$13.9
2018
2019
2020
2021
3Q22
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids

Leverage ratios

- Leverage ratios within our targeted ranges
- Slightly elevated following the September subordinated debentures issuance



15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
15.7%
28.1%
14.7%
30.9%
2018
2019
2020
2021
3Q22
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample liquidity

- Strong level of liquidity includes proceeds from recent subordinated debentures issuance
- Access to $850 million syndicated credit facility and other sources



$ in billions
$1.9
$1.4
$3.4
$2.9
$3.5
2018
2019
2020
2021
3Q22
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Balanced Capital Management

Efficient deployment

- Managing capital over the long-term
- Continued success in deploying capital into in-force blocks, adding long-term value to RGA

Balanced approach

- Priority to deploy capital into organic growth and in-force block transactions
- Return to shareholders through dividends and share repurchases



$ in millions
$865
$441
$284
$140
2018
$708
$465
$80
$163
2019
$494
$159
$153
$182
2020
$833
$543
$96
$194
2021
$553
$351
$50
$152
YTD 3Q22

2018-3Q22 Excess Capital Deployed



24%
19%
57%

■ Shareholder Dividends ■ Share Buybacks ■ In-Force Blocks

Effective and balanced capital deployment and capital management over time

Global Claims Experience

Favorable overall non-COVID-19 claims; moderate COVID-19 impact

- Strong underwriting results in U.S. Individual Mortality
  - Non-COVID-19 experience was favorable due to lower large claims
  - Estimated COVID-19 claim costs of $45 million at the low end of our expected range of $10 million to $20 million pre-tax for every additional 10,000 general population deaths
- $34 million of estimated COVID-19 medical claim costs in Japan given high level of population infections and adopted industry practice of paying claims for at-home care
  - Narrowing of eligibility for at-home COVID-19 claims reimbursement implemented at end of September and reduction in population infections expected to materially reduce future impacts
- $10 million of estimated COVID-19 claim costs spread across all other markets

Long-Term Business, Long-Term Success

- Demonstrated value from diversification of earnings sources and global platform
- Consistent book value growth over time, in a range of environments
- Investment strategy balances risk and return to weather cycles
- Effective and balanced capital management approach

Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



10.1% CAGR[3]
10.3% CAGR[3]
9.8% CAGR[3]
5.9% CAGR[3]
$36.59
$57.25
$92.59
$124.39
$143.91
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.
[3] Includes 1Q22, 2Q22, 3Q22.

Key Messages

Well-Positioned to Deliver	▪ Differentiated and valuable global franchise ▪ A leading market position; deep technical expertise ▪ Strong culture of collaboration, creativity, and integrity ▪ Attractive transaction and organic pipelines, broad-based across risks and geographics
Proven Resilience	▪ Proven resilience of our business during pandemic ▪ Reaffirmed valuable role of RGA to clients ▪ Highlighted value of insurance products ▪ Strong financial position and earnings power
Moving Forward, Driving Value	▪ Industry dynamics providing many opportunities ▪ Focused in-force management actions ▪ Extending capabilities and strategic partnerships to expand reach ▪ Focusing on sustainable, purpose-driven long-term value creation

The security of experience

The power of innovation

APPENDIX



Pre-Tax Income (Loss) Reconciliation

	3Q22	3Q21
Pre-tax income (loss)[1]	$ 366	(34)
Investment-related		
Change in allowance for credit losses and impairments	14	(4)
Net gains/losses on sale of fixed maturity securities	86	(41)
Change in market value of certain limited partnerships and other	(2)	(34)
Derivative-related		
GMXBs[2] (net of hedging and DAC)	8	32
Other embedded derivatives (net of DAC)	1	(15)
Change in market value of other derivative instruments	50	8
Tax-related items and other	(71)	(1)
Pre-tax adjusted operating income (loss)	$ 452	(89)

- Increase in credit allowance and investment impairments due to growth in portfolio and market conditions
- Net losses on sale of fixed maturity securities associated with portfolio repositioning
- Modest change in market value of certain limited partnerships and other includes changes in equity securities, the value of limited partnerships, and preferred stocks
- Change in GMXBs was driven primarily by interest rates and credit spreads
- Change in income from other embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of other derivative instruments, comprised primarily of non-qualifying hedges and credit derivatives, was due to volatility in foreign exchange rates, interest rates and equity markets
- Change in tax-related items and other is primarily due to market value adjustments on surrender charges

RGA

[1] $ in millions.
[2] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	3Q22	3Q21
U.S. & Latin America Traditional		
GAAP pre-tax income (loss)	$ 204	$ (126)
Capital (gains) losses, derivatives and other, net [1]	(1)	-
Change in MV of embedded derivatives [1]	(7)	5
Pre-tax adjusted operating income	$ 196	$ (121)
U.S. & Latin America Asset-Intensive		
GAAP pre-tax income	$ 48	$ 106
Capital (gains) losses, derivatives and other, net [1]	41	(40)
Change in MV of embedded derivatives [1]	(17)	27
Pre-tax adjusted operating income	$ 72	$ 93
U.S. & Latin America Capital Solutions		
GAAP pre-tax income	$ 22	$ 22
Pre-tax adjusted operating income	$ 22	$ 22
Canada Traditional		
GAAP pre-tax income	$ 32	$ 44
Capital (gains) losses, derivatives and other, net	1	-
Pre-tax adjusted operating income	$ 33	$ 44
Canada Financial Solutions		
GAAP pre-tax income	$ 4	$ -
Pre-tax adjusted operating income	$ 4	$ -
EMEA Traditional		
GAAP pre-tax income	$ 1	$ (91)
Pre-tax adjusted operating income	$ 1	$ (91)
EMEA Financial Solutions		
GAAP pre-tax income	$ 31	$ 85
Capital (gains) losses, derivatives and other, net	18	(23)
Pre-tax adjusted operating income	$ 49	$ 62

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions		3Q22		3Q21
Asia Pacific Traditional				
GAAP pre-tax income	$	118	$	(96)
Pre-tax adjusted operating income	$	118	$	(96)
Asia Pacific Financial Solutions				
GAAP pre-tax income (loss)	$	(2)	$	6
Capital (gains) losses, derivatives and other, net		15		19
Pre-tax adjusted operating income	$	13	$	25
Corporate and Other				
GAAP pre-tax income (loss)	$	(92)	$	16
Capital (gains) losses, derivatives and other, net		36		(43)
Pre-tax adjusted operating loss	$	(56)	$	(27)
RGA Consolidated				
GAAP pre-tax income	$	366	$	(34)
Capital (gains) losses, derivatives and other, net [1]		110		(87)
Change in MV of embedded derivatives [1]		(24)		32
Pre-tax adjusted operating income	$	452	$	(89)
GAAP net income available to RGA shareholders	$	284	$	(22)
Capital (gains) losses, derivatives and other, net [1]		121		(62)
Change in MV of embedded derivatives [1]		(53)		9
Adjusted operating income	$	352	$	(75)

[1] Net of DAC offset

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share				
Diluted share basis		3Q22		3Q21
Earnings-per-share	$	4.19	$	(0.32)
Capital (gains) losses, derivatives and other, net [1]		1.80		(0.92)
Change in MV of embedded derivatives [1]		(0.79)		0.13
Adjusted operating earnings-per-share	$	5.20	$	(1.11)

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. stockholders' equity to RGA, Inc. stockholders' equity excluding AOCI

In millions	3Q22	3Q21	2021	2020	2019	2018
RGA, Inc. stockholders' equity	$ 3,652.0	$ 12,885.0	$ 13,014.0	$ 14,352.0	$ 11,601.7	$ 8,450.6
Less: Unrealized appreciation (depreciation) of securities	(5,697.0)	3,704.0	3,701.0	5,500.0	3,298.5	856.2
Less: Accumulated currency translation adjustments	(217.0)	(50.0)	(9.0)	(69.0)	(91.6)	(168.7)
Less: Unrecognized pension and post retirement benefits	(51.0)	(71.0)	(50.0)	(72.0)	(69.8)	(50.7)
RGA, Inc. stockholders' equity excluding AOCI	$ 9,617.0	$ 9,302.0	$ 9,372.0	$ 8,993.0	$ 8,464.6	$ 7,813.8
RGA, Inc. stockholders' average equity	$ 8,915.0	$ 13,197.0	$ 13,157.0	$ 12,204.0	$ 10,391.0	$ 8,841.9
Less: Unrealized appreciation (depreciation) of securities	(354.0)	4,199.0	4,030.0	3,771.0	2,481.0	1,360.9
Less: Accumulated currency translation adjustments	(62.0)	(70.0)	(37.0)	(153.0)	(137.0)	(120.8)
Less: Unrecognized pension and post retirement benefits	(54.0)	(74.0)	(68.0)	(75.0)	(56.0)	(50.8)
RGA, Inc. stockholders' average equity excluding AOCI	$ 9,385.0	$ 9,142.0	$ 9,232.0	$ 8,661.0	$ 8,103.0	$ 7,652.6

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE)

	3Q22		3Q21	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 575	6.4%	$ 593	4.5%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	272		(299)	
Change in fair value of embedded derivatives	(24)		(158)	
Deferred acquisition cost offset, net	28		26	
Tax expense on uncertain positions	(116)		34	
Net income attributable to noncontrolling interest	2		-	
Adjusted operating income	$ 737	7.9%	$ 196	2.1%

Reconciliation of book value per share to book value per share excluding AOCI

	3Q22	2021	2020	2019	2018	2017	2016	2015	2014
Book value per share	$ 54.66	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09	$ 102.13
Less: Effect of unrealized appreciation (depreciation) of securities	(85.25)	55.09	80.94	52.65	13.63	34.14	21.07	14.35	23.63
Less: Effect of accumulated currency translation adjustments	(3.24)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)	1.19
Less: Effect of unrecognized pension and post retirement benefits	(0.76)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)	(0.72)
Book value per share excluding AOCI	$ 143.91	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23	$ 78.03

	2013	2012	2011	2010	2009	2008	2007	2006
Book value per share	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70	$ 43.64
Less: Effect of unrealized appreciation (depreciation) of securities	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05	5.46
Less: Effect of accumulated currency translation adjustments	2.93	3.62	3.13	3.48	2.80	0.35	3.43	1.77
Less: Effect of unrecognized pension and post retirement benefits	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)	(0.18)
Book value per share excluding AOCI	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36	$ 36.59